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EXHIBIT 10.37

                         REGISTRATION RIGHTS AGREEMENT

   This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of November 3, 1999 between Plug Power Inc., a Delaware corporation ("Plug Power"), and GE On-Site Power, Inc., a Delaware corporation ("GEOSP").

   WHEREAS:

   As of the date hereof and immediately prior to the closing of Plug Power's initial public offering, Plug Power, LLC, a Delaware limited liability company ("LLC"), merged with and into Plug Power and all of LLC's outstanding Class A membership interests were converted on a one-for-one basis into shares of common stock, par value $.01 per share, of Plug Power ("Common Stock");

   GEOSP currently owns an aggregate of 5,250,000 shares of Common Stock (the "Shares");

   To induce GEOSP to execute and deliver the agreement dated as of August 27, 1999 by and among GEOSP, LLC, GE Power Systems business of General Electric Company and GE Fuel Cell Systems, L.L.C., Plug Power has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws;

   NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Plug Power and GEOSP hereby agree as follows:

1. Definitions.

   As used in this Agreement, the following terms shall have the following meanings:

   "Cutback Registration" means any Demand Registration or Piggyback Registration to be effected as an underwritten offering in which the managing underwriter(s) with respect thereto advises that a limit be placed on the number of shares of Registrable Securities which may be included in such registration because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution.

   "Investor" means GEOSP and any transferee or assignee thereof who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

   "Investor Registration Rights Agreement" means the Registration Rights Agreement dated as of November 3, 1999 by and among Plug Power, Edison Development Corporation, Mechanical Technology Incorporated, Michael J. Cudahy, Southern California Gas Company, Anteaus Enterprises, Inc., Anteaus Retirement Benefits Plan, Jeffrey L. Lindsay, Renee M. Lindsay 1999 Gift Trust and Dawn T. Lindsay 1999 Gift Trust.

   "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or Registration Statements in compliance with the 1933 Act and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

   "Registration Period" means, with regard to any Investor and the shares of Registrable Securities then held by such Investor, that period beginning on November 3, 2001 and ending on the date on which such shares of Registrable Securities may be publicly sold (without restriction as to the number of shares that may be sold) pursuant to Rule 144 of the SEC under the 1933 Act. It is understood and agreed that the termination of the Registration Period applicable to one or more Investors shall not necessarily result in the termination of the Registration Period applicable to other Investors.

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   "Registrable Securities" means (A) the Shares and (B) any Common Stock issued or issuable with respect to Registrable Securities by reason of a stock dividend or stock split or in connection with a confirmation of shares, recapitalization, merger, consolidation or other reorganization.

   "Registration Statement" means a registration statement of Plug Power under the 1933 Act.

2. Registration.


   a. Demand Registration.

     (i) If, on any one occasion during the Registration Period, either (A) Investors holding at least 50% of the Registrable Securities then outstanding or (B) GEOSP, propose to dispose of all or part of their shares of the Registrable Securities, then such Investors or GESOP may request Plug Power in writing to effect such registration under the 1933 Act, stating the number of shares of Registrable Securities to be disposed of and the intended method(s) of disposition of such shares. Holders of Registrable Securities which request registration pursuant to this Section 2(a)(i) are referred to herein as the "Initiating Holders". In the event that a Demand Registration becomes a Cutback Registration, each Investor and GEOSP shall be permitted to withdraw all, but not less than all, of their respective shares of Registrable Securities from the Registration Statement relating to such Demand Registration by giving written notice to Plug Power at least 5 days before the expected effective date of such Registration Statement. In the event that each Investor and GEOSP withdraws all of its shares of Registrable Securities from a Demand Registration pursuant to the preceding sentence such that no shares of Registrable Securities are included in such Demand Registration, such Demand Registration shall not count as the one Demand Registration to which the Investors and GEOSP are entitled under this Section 2(a) (but shall count as the first and only Demand Registration for which Plug Power is to bear expenses pursuant to Section 5 hereof) and such parties shall continue to be entitled to request one Demand Registration pursuant to this Section 2(a).

     (ii) Upon receipt of a request pursuant to Section 2(a)(i) above, Plug Power shall give prompt written notice thereof to all other Investors who hold Registrable Securities. Upon receipt of such request, Plug Power shall use its best efforts to promptly effect the registration under the 1933 Act of all shares of Registrable Securities specified in the requests of the Initiating Holders and the written requests (stating the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares) of other holders of shares of Registrable Securities given within 20 days after receipt of such notice from Plug Power, all to the extent requisite to permit the disposition (in accordance with the intended methods of disposition) of the Registrable Securities to be registered; provided that in no event will Plug Power be obligated to
  (A) register a number of shares of Registrable Securities pursuant to this
  Section 2(a) in excess of (x) 3,000,000 (as appropriately adjusted for stock splits, stock dividends, mergers, recapitalizations and similar transactions) less (y) the aggregate number of shares of Registrable Securities included in Registration Statements pursuant to Section 2(c) below (the "Registration Limit") or (B) effect more than one registration pursuant to this Section 2(a). In the event that the aggregate number of shares of Registrable Securities for which registration is requested in accordance with this Section 2(a) exceeds the Registration Limit, such aggregate number will be reduced to the Registration Limit and will be allocated among the holders requesting registration on a pro rata basis in proportion to the number of Registrable Securities requested to be registered by such holders.

     (iii) Notwithstanding the foregoing, Plug Power may postpone taking action with respect to a Demand Registration for a reasonable period of time after receipt of the request (not exceeding 60 days) if, in the good faith opinion of Plug Power's Board of Directors, effecting the registration would adversely affect a material financing, acquisition, disposition of assets or stock, merger or other comparable transaction or would require Plug Power to make public disclosure of information the public disclosure of which would have a material adverse effect upon Plug Power; provided that Plug Power shall not delay such action pursuant to this sentence more than twice in any twelve (12) month period. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to and approved by GEOSP and its counsel prior to its filing or other submission, such approval not to be unreasonably withheld.

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   b. Underwritten Offering. If any offering pursuant to a Registration
Statement pursuant to Section 2(a) hereof involves an underwritten offering, GEOSP shall have the right to select one legal counsel and an investment banker or bankers and manager or managers to administer its interest in the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to Plug Power.

   c. Piggy-Back Registrations. If at any time after the date hereof and prior to the expiration of the Registration Period Plug Power proposes to file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans) Plug Power shall send to GEOSP written notice of such proposed filing and, if within twenty (20) days after receipt of such notice, GEOSP shall so request in writing, Plug Power shall include in such Registration Statement all or any part of the Registrable Securities GEOSP requests to be registered, except that if any underwritten public offering for the account of Plug Power is a Cutback Registration, then Plug Power shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which GEOSP has requested inclusion hereunder; provided, that no portion of the equity securities which Plug Power is offering for its own account shall be excluded. Any exclusion of Registrable Securities shall be made pro rata among the Investors seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Investors; provided, however, that Plug Power shall not exclude any Registrable Securities unless Plug Power has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities; and provided, further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right hereunder or under the Investor Registration Rights Agreement to include such securities in the Registration Statement. No right to registration of Registrable Securities under this Section 2(c) shall be construed to limit any registration required under Section 2(a) hereof. The obligations of Plug Power under this Section 2(c) may be waived by GEOSP. If an offering in connection with which GEOSP is entitled to registration under this Section 2(c) is an underwritten offering, then GEOSP shall, unless otherwise agreed by Plug Power, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

   GEOSP and each Investor shall have the right to request inclusion of their Registrable Securities in up to three Registration Statements (excluding for purposes of determining such number of Registration Statements any Disqualified Registration Statement (as defined below)) pursuant to this
Section 2(c). The rights of GEOSP and each other holder of Registrable Securities under this Section 2(c) will terminate on the date on which the third Registration Statement (excluding any Disqualified Registration Statement) to which such rights apply has been declared effective by the SEC. The term "Disqualified Registration Statement" means any Registration Statement with respect to which Registrable Securities are requested to be included pursuant to this Section 2(c) where the aggregate number of shares of Registrable Securities actually included in such Registration Statement is reduced pursuant to a Cutback Registration to a number of shares which is less than the lower of (x) 750,000 or (y) 80% of the aggregate number of shares of Registrable Securities requested to be included in such Registration Statement.

   d. Eligibility for Form S-3. Plug Power shall file all reports required to be filed by Plug Power with the SEC in a timely manner so as to establish eligibility for the use of Form S-3. In the event that Form S-3 is not available for sale by GEOSP of the Registrable Securities, Plug Power shall register the sale on another appropriate form reasonably acceptable to GEOSP.

   e. Cutback Registration.

     (i) If a Demand Registration becomes a Cutback Registration, Plug Power will include in any such registration to the extent of the number which the managing underwriter of such offering advises Plug Power can be sold in such offering (i) first, Registrable Securities requested to be included in such registration by

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  GEOSP and (ii) second, other securities of Plug Power proposed to be included in such registration, allocated among the holders thereof in accordance with the priorities then existing among Plug Power and the holders of such other securities; and any securities so excluded shall be withdrawn from and shall not be included in such Demand Registration.

     (ii) If a Piggyback Registration becomes a Cutback Registration, Plug Power will include in such registration to the extent of the amount of the securities which the managing underwriter advises Plug Power can be sold in such offering:

       (A) if such registration as initially proposed by Plug Power was solely a primary registration of its securities, (x) first, the securities proposed by Plug Power to be sold for its own account, (y) second, any Registrable Securities requested to be included in such registration by GEOSP and any other securities of Plug Power proposed to be included in such registration by the holders thereof pursuant to the Investor Registration Rights Agreement, allocated among GEOSP and such holders on a pro rata basis in proportion to the number of Registrable Securities requested to be registered by each, and
    (z) third, any other securities of Plug Power proposed to be included in such registration, allocated among the holders thereof in accordance with the priorities then existing among Plug Power and such holders; and

       (B) if such registration as initially proposed by Plug Power was in whole or in part requested by holders of securities of Plug Power, other than holders of Registrable Securities in their capacities as such, pursuant to a Demand Registration, (x) first, such securities held by the holders initiating such registration and, if applicable, any securities proposed by Plug Power to be sold for its own account, allocated in accordance with the priorities then existing among Plug Power any such holders, (y) second, any Registrable Securities requested to be included in such registration by GEOSP and any other securities of Plug Power proposed to be included in such registration by the holders thereof pursuant to the Investor Registration Rights Agreement, allocated among GEOSP and such holders on a pro rata basis in proportion to the number of Registrable Securities requested to be registered by each, and (z) third, any other securities of Plug Power proposed to be included in such registration, allocated among the holders thereof in accordance with the priorities then existing among Plug Power and such holders; and any securities so excluded shall be withdrawn from and shall not be included in such Piggyback Registration.

3. Obligations of the Company.

   In connection with the registration of the Registrable Securities, Plug Power shall have the following obligations:

   a. Plug Power shall prepare promptly, and file with the SEC as required by
Section 2(a), a Registration Statement with respect to the number of Registrable Securities specified as provided in Section 2(a), and thereafter shall use its best efforts to cause such Registration Statement relating to Registrable Securities to become effective as soon as possible after such filing, and keep the Registration Statement effective at all times until the earlier of (i) which is 180 days after the effective date of the Registration Statement, or (ii) the date on which all Investors with Registrable Securities included in the Registration Statement have sold such Registrable Securities, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. Each Investor shall give notice to Plug Power when it has sold all of its Registrable Securities.

   b. Plug Power shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective for as long as such Registration Statement is required to remain effective pursuant to this Agreement and, during such period, comply with the

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provisions of the 1933 Act with respect to the disposition of all Registrable
Securities of Plug Power covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement.

   c. Plug Power shall furnish to GEOSP and its legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by Plug Power, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as GEOSP may reasonably request in order to facilitate the disposition of the Registrable Securities owned by GEOSP.

   d. In the case of the Registration Statement referred to in Section 2(a), Plug Power shall furnish to the counsel of GEOSP each letter written by or on behalf of Plug Power to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which Plug Power has sought confidential treatment).

   e. Plug Power shall use reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as GEOSP reasonably requests (or obtain exemption therefrom), (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the period in which Plug Power is required to keep the Registration Statement effective (iii) take such other actions as may be necessary to maintain such registrations and qualifications (or obtain exemptions therefrom) in effect at all times during the period in which Plug Power is required to keep the Registration Statement effective, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that Plug Power shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3(e), (b) subject itself to general taxation in any such jurisdiction, or (c) file a general consent to service of process in any such jurisdiction.

   f. In the event GEOSP selects underwriters for the offering, Plug Power shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering. Plug Power shall not be required to provide such Underwriter with rights of first refusal with respect to any subsequent offerings, including debt and equity financing, or any requirements with respect to mergers, acquisitions or other business combinations.

   g. As promptly as practicable after becoming aware of such event, Plug Power shall notify GEOSP of the happening of any event, of which Plug Power has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall promptly (under the circumstances) prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to GEOSP as it may reasonably request.

   h. Plug Power shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, shall use its best efforts to obtain the withdrawal of such order at the earliest possible moment and to notify GEOSP (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

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   i. Plug Power shall permit a single firm of counsel, designated as selling stockholders' counsel by GEOSP, to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects.

   j. Plug Power shall make generally available to its security holders as soon as practicable, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of Plug Power's fiscal quarter next following the effective date of the Registration Statement, which requirement will be deemed to be satisfied if Plug Power timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the 1934 Act.

   k. At the request of GEOSP, Plug Power shall furnish, on the date that Registrable Securities are delivered to an underwriter, if any, for sale in connection with the Registration Statement (i) if required by an underwriter, a "comfort" letter, dated such date, from Plug Power's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, and (ii) an opinion, dated as of such date, from counsel representing Plug Power for purposes of such Registration Statement and the underwriting agreement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriters and GEOSP.

   l. Plug Power shall make available for inspection by (i) GEOSP, (ii) any underwriter participating in any disposition pursuant to the Registration Statement, (iii) one firm of attorneys and one firm of accountants or other agents retained by GEOSP, and (iv) one firm of attorneys retained by all such underwriters (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of Plug Power (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause Plug Power's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to GEOSP and to other Inspectors) of any Record or other information which Plug Power determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (b) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. Plug Power shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to Plug Power) with Plug Power with respect thereto, substantially in the form of this
Section 3(l). GEOSP agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to Plug Power and allow Plug Power, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

   m. Plug Power shall hold in confidence and not make any disclosure of information concerning GEOSP provided to Plug Power unless (i) disclosure of such information is necessary to comply with federal or state securities laws,
(ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. Plug Power agrees that it shall, upon learning that disclosure of such information concerning GEOSP is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to GEOSP and allow GEOSP, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

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   n. Plug Power shall either (i) cause all the Registrable Securities covered by the Registration Statement to be listed on the New York Stock Exchange or the American Stock Exchange and on each additional national securities exchange on which securities of the same class or series issued by Plug Power are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange and Plug Power meets the objective listing criteria of such exchange, or (ii) secure designation and quotation of all the Registrable Securities covered by the Registration Statement on the Nasdaq National Market or Nasdaq SmallCap Market, if the designation and quotation of such Registrable Securities is then permitted under the rules of the Nasdaq National Market or Nasdaq SmallCap Market, as the case may be, and Plug Power meets the objective listing criteria of the Nasdaq National Market or Nasdaq SmallCap Market, as the case may be.

   o. Plug Power shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities, and shall provide CUSIP numbers for the Registrable Securities, not later than the effective date of the Registration Statement.

   p. Plug Power shall cooperate with GEOSP and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or GEOSP may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or GEOSP may request. No later than the effective date of any Registration Statement registering the resale of Registrable Securities, Plug Power shall deliver to its transfer agent instructions, accompanied by any reasonably required opinion of counsel, that permit sales of legended securities in a timely fashion that complies with then mandated securities settlement procedures for regular way market transactions.

   q. Plug Power shall take all other reasonable actions necessary to expedite and facilitate disposition by GEOSP of Registrable Securities pursuant to the Registration Statement.

4. Obligations of Geosp.

   In connection with the registration of the Registrable Securities, GEOSP shall have the following obligations:

   a. It shall be a condition precedent to the obligations of Plug Power to complete the registration pursuant to this Agreement and to make payments under Section 2(c) hereof with respect to the Registrable Securities of GEOSP that GEOSP shall furnish to Plug Power such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as Plug Power may reasonably request. At least five (5) days prior to the first anticipated filing date of the Registration Statement, Plug Power shall notify GEOSP in writing of the information Plug Power requires from GEOSP if it elects to have any of its Registrable Securities included in the Registration Statement. GEOSP agrees to notify Plug Power as promptly as practicable of any inaccuracy or change in information previously furnished by GEOSP to Plug Power or of the occurrence of any event in either case as a result of which any prospectus relating to the registration contains or would contain an untrue statement of a material fact regarding GEOSP or GEOSP's intended method of distribution of the Registrable Securities or omits or would omit to state any material fact regarding GEOSP or GEOSP's intended method of distribution of the Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to Plug Power any additional information required to correct and update any previously furnished information or required so that the prospectus shall not contain, with respect to GEOSP or the distribution of the Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

   b. GEOSP by its acceptance of the Registrable Securities agrees to cooperate with Plug Power as reasonably requested by Plug Power in connection with the preparation and filing of the Registration Statement

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hereunder, unless GEOSP has notified Plug Power in writing of its election to exclude all of its Registrable Securities from the Registration Statement.

   c. In the event GEOSP determines to engage the services of an underwriter, GEOSP agrees to enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless GEOSP has notified Plug Power in writing of GEOSP's election to exclude all of its Registrable Securities from the Registration Statement.

   d. GEOSP agrees that, upon receipt of any notice from Plug Power of the happening of any event of the kind described in Section 3(g) or 3(h), GEOSP will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until GEOSP's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or 3(h) and, if so directed by Plug Power, GEOSP shall deliver to Plug Power (at the expense of Plug Power) or destroy (and deliver to Plug Power a certificate of destruction) all copies in GEOSP's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

   e. An Investor may not participate in any underwritten registration hereunder unless such Investor (i) agrees to sell its Registrable Securities on the basis provided in any underwriting arrangements approved by such Investor, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions.

5. Expenses of Registration.

   All reasonable expenses (other than underwriting fees, discounts, selling concessions and commissions) incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for Plug Power, the fees and disbursements of one counsel for GEOSP, and the costs incident to an underwritten offering shall be borne by Plug Power, subject to Section 3(f) hereof.

6. Indemnification.

   In the event any Registrable Securities are included in a Registration Statement under this Agreement:

   a. To the extent permitted by law, Plug Power will indemnify, hold harmless and defend (i) each Investor who has Registrable Securities included in the Registration Statement, (ii) the directors, officers and each person who controls such Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), if any, and (iii) any underwriter (as defined in the 1933 Act) for such Investor; and the directors, officers and each person who controls any such underwriter within the meaning of the 1933 Act or the 1934 Act, if any, (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (joint or several) (collectively, "Claims") to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state a material fact therein required to be stated or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if Plug Power files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by Plug Power of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6(d) with respect to the number of legal counsel, Plug Power shall reimburse GEOSP and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or other expenses reasonably incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to Plug Power by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available to GEOSP by Plug Power pursuant to
Section 3(c) hereof; (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by Plug Power pursuant to Section 3(c) hereof; (iii) shall not be available to the extent such Claim is based on a failure of GEOSP to deliver or to cause to be delivered the prospectus made available by Plug Power; and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of Plug Power, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by GEOSP pursuant to
Section 9.

   b. In connection with any Registration Statement in which an Investor is participating, such Investor, severally and not jointly, agrees to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6(a), Plug Power, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls Plug Power within the meaning of the 1933 Act or the 1934 Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the 1933 Act or the 1934 Act (collectively and together with an indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such violation occurs in reliance upon and in conformity with written information furnished to Plug Power by such Investor expressly for use in connection with such Registration Statement; and such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that such Investor shall be liable under this Section 6(b) for only that amount of a Claim as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by such Investor pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

   c. Plug Power shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution, to the same extent as provided above, with respect to information such persons so furnished in writing by such persons expressly for inclusion in the Registration Statement.

   d. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified

Party shall, if a Claim in respect thereof is to made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. Plug Power shall pay reasonable fees for only one separate legal counsel for GEOSP, and such legal counsel shall be selected by GEOSP; provided, that legal fees of such firm shall be reasonable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this
Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this
Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

7. Contribution.

   To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under
Section 6 to the fullest extent permitted by law; provided, however, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in
Section 6, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

8. Reports under the 1934 Act.

   With a view to making available to holders of Registrable Securities the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit GEOSP to sell securities of Plug Power to the public without registration ("Rule 144"), Plug Power agrees to:

   a. make and keep public information available, as those terms are understood and defined in Rule 144;

   b. file with the SEC in a timely manner all reports and other documents required of Plug Power under the 1933 Act and the 1934 Act so long as Plug Power remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

   c. furnish to GEOSP so long as it owns Registrable Securities, promptly upon request, (i) a written statement by Plug Power as to whether it has complied with the current public information and reporting requirements of Rule 144, the 1933 Act and the 1934 Act and (ii) such other information as may be reasonably requested to permit GEOSP to sell such securities pursuant to Rule 144 without registration.

9. Assignment of Registration Rights.

   The rights to have Plug Power register Registrable Securities pursuant to this Agreement shall be automatically assignable by GEOSP to any transferee of all or any portion of Registrable Securities if: (i) GEOSP agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to Plug Power within a reasonable time after such assignment, (ii) Plug Power is, promptly following such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned,
(iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws, (iv) at or before the time Plug Power receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with Plug Power to be bound by all of the obligations of GEOSP contained herein, and (v) in the event the assignment occurs subsequent to the date of effectiveness of the Registration Statement required to be filed pursuant to Section 2(a)(i), the transferee agrees to pay all reasonable expenses of amending or supplementing such Registration Statement to reflect such assignment. Until the requirements of this Section 9 have been satisfied with respect to any transfer or assignment, such transfer or assignment, as the case may be, will not be effective and the proposed transferee or assignee will not be entitled to any benefits of or rights under this Agreement.

10. Amendment of Registration Rights.

   Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Plug Power and GEOSP. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon GEOSP and Plug Power.

11. Miscellaneous.

   a. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If Plug Power receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, Plug Power shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

   b. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be in writing and shall be deemed given (a) when delivered personally, (b) five days after deposit, postage prepaid, if mailed by registered or certified mail, return receipt requested, or (c) upon transmission if transmitted by telex or facsimile (with an electronic confirmation thereof to the transmitter). The addresses for such communications shall be:

     If to Plug Power:            Plug Power Inc.
                                  968 Albany-Shaker Road
                                  Latham, New York 12110

     Attn: Mr. Gary Mittleman     Goodwin, Procter & Hoar LLP Exchange Place
     Telecopy: (518) 782-7884     Boston, Massachusetts 02109
                                  Attn: Robert P. Whalen, Jr., P.C.
                                  Telecopy: (617) 523-1231

     With a copy to: If to GEOSP: GE On-Site Power, Inc.
                                  968 Albany-Shaker Road, Building 1
                                  Latham, New York 12110
                                  Attn: Mr. Barry Glickman
                                  Telecopy: (518) 785-2831

     With a copy to:              Long Aldridge & Norman LLP
                                  One Peachtree Center, Suite 5300
                                  Atlanta, Georgia 30308
                                  Jonathan H. Short, Esq.
                                  Telecopy: (404) 527-4198

   Each party shall provide notice to the other party of any change in address.

   c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

   d. This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

   e. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

   f. Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

   g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

   h. This Agreement may be executed in two or more identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                                          PLUG POWER INC.

                                          By: /s/ Gary Mittleman
                                          -------------------------------------
                                             Gary Mittleman
                                             President and Chief Executive
                                              Officer

                                          GE ON-SITE POWER, INC.

                                          By: /s/ Barry Glickman
                                          -------------------------------------

                                          Name: Barry Glickman
                                          -------------------------------------

                                          Its: President
                                          -------------------------------------